EXHIBIT 99.1

Contact:
For Tarrant Apparel Group
Patrick Chow, CFO
(323) 780-8250

For Immediate Release

Tarrant Apparel Group Announces Special Meeting Of Shareholders

LOS ANGELES, California, July 2, 2009 (Business Wire) — Tarrant Apparel Group (NASDAQ: TAGS) (the “Company” or “Tarrant”), a design and sourcing company for private label and private brand casual apparel, today announced that it will hold a special meeting of shareholders on Thursday, August 20, 2009 at 10:00 a.m. Pacific time. The meeting will be held at the Company’s corporate headquarters located at 801 South Figueroa Street, Suite 2500, Los Angeles, California 90017. At this meeting, shareholders will vote on the previously announced merger agreement, dated as of February 26, 2009, among the Company and affiliates of Gerard Guez, the Company’s Interim Chief Executive Officer and Chairman of its Board of Directors, and Todd Kay, the Company’s Vice-Chairman of its Board of Directors. Pursuant to the merger agreement, Messrs. Guez and Kay’s affiliates have agreed to acquire all of the shares of common stock of the Company not already owned by them for $0.85 per share in cash. The Company’s shareholders of record at the close of business on Monday, July 6, 2009 will be entitled to notice of the special meeting and to vote on the proposal.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains a number of statements about the Company’s future business prospects which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include all statements which are not purely historical and include, but are not necessarily limited to, all statements relating in any way to the proposed transaction with Messrs. Guez and Kay and their affiliates. All such forward-looking statements are based upon information available to the Company as of the date hereof, and the Company disclaims any intention or obligation to update any such forward-looking statements. Actual results could differ materially from current expectations. Factors that could cause or contribute to such differences include, among others, the risks and uncertainties identified in the reports filed from time to time by the Company with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Additional Information and Where to Find It:

This document may be deemed to be solicitation material in respect of the proposed business combination of the Company, Sunrise Acquisition Company, LLC (“Parent”) and Sunrise Merger Company (“Merger Sub”). In connection with the proposed transactions, a joint Rule 13e-3 Transaction Statement on Schedule 13E-3 and a proxy statement on Schedule 14A (the “Proxy Statement”) have been filed by the Company with the SEC. SHAREHOLDERS OF THE COMPANY ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. The definitive Proxy Statement will be mailed to shareholders of the Company. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Tarrant Apparel Group, Attention: Chief Financial Officer, 801 S. Figueroa St., Ste. 2500, Los Angeles, CA 90017.

Parent, Merger Sub and the Company and their respective directors, managers and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Gerard Guez, the Company’s interim chief executive officer and chairman of the board of directors, is the president, secretary and chief financial officer and sole director of Merger Sub and a member and a manager of Parent and Todd Kay is a member and a manager of Parent. Information about Messrs. Guez and Kay and the other directors and executive officers of the Company who may be deemed to be participants in the solicitation of proxies in respect of the merger is available in the Company’s annual proxy statement filed with the SEC on April 28, 2008. Additional information regarding the interests of such potential participants will be included in the proxy statement related to the merger and the other relevant documents filed with the SEC when they become available.